-------------------------------------------------
COLONIAL U.S. STOCK FUND     Annual report
-------------------------------------------------

June 30, 1997

          --------  -----------------
          Not FDIC   May Lose Value
          Insured   No Bank Guarantee
          --------  -----------------

                       COLONIAL U.S. STOCK FUND HIGHLIGHTS
                          JULY 1, 1996 - JUNE 30, 1997

Investment Objective: Colonial U.S. Stock Fund seeks long-term growth by investing primarily in large capitalization equities.

The Fund is Designed to Offer:

      o     Maximum long-term growth potential
      o     Disciplined value investment strategy
      o     Expert portfolio management

Portfolio Manager Commentary: "The U.S. stock market today remains a large cap market. The Fund strategically increased its high quality, large cap holdings as the market continued to be driven by blue chip companies, which directly improved our performance."

                                                                -- Mark Stoeckle

                     Colonial U.S. Stock Fund Performance(1)
--------------------------------------------------------------------------------
                                               Class A     Class B    Class D(2)
--------------------------------------------------------------------------------
Inception dates                                 7/1/92      7/1/92      7/1/94
--------------------------------------------------------------------------------
Distributions declared per share                $1.333      $1.250      $1.250
--------------------------------------------------------------------------------
12-month total returns, assuming                32.13%      31.21%      31.24%
reinvestment of all distributions and
no sales charge or contingent deferred
sales charge (CDSC)
--------------------------------------------------------------------------------
Net asset value per share on 6/30/97            $17.55      $17.37      $17.44
--------------------------------------------------------------------------------

Top Five Holdings(3)
(as of 6/30/97)
 ....................................

1. Merck & Co., Inc. .......... 3.1%
2. Intel Corp. ................ 2.7%
3. Bristol-Myers Squibb Co. ... 2.5%
4. BankAmerica Corp. .......... 2.1%
5. General Electric Co. ....... 2.1%

Top Five Sectors(3)
(as of 6/30/97)
 ....................................

1. Technologies .............. 16.0%
2. Financials ................ 15.1%
3. Consumer Cyclicals ........ 12.9%
4. Health Care ............... 11.8%
5. Utilities ................. 10.0%

(1) Effective March 3, 1997, the Fund changed its name and objective.
(2) Effective July 1, 1997, Class D shares were converted to Class C shares.
(3) Holdings and sector breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, holdings and sector weightings will change. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) published by the U.S. Office of Management and Budget. The sector classifications on this page are based upon Colonial's defined criteria as used in the investment process.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present your Fund's annual report for the 12 months ended June 30, 1997.

                                                                         [PHOTO]

During approximately the first five months of the fiscal year, your Fund was managed by State Street Global Advisors. For the second half of the period and going forward, your Fund will be managed by Colonial Management Associates, Inc. using a disciplined, value-oriented strategy to pursue long-term growth.

Over the past 12 months, the driving force behind the rising U.S. stock market continued to be large cap, blue chip stocks. This is a continuation of a trend from calendar years 1995 and 1996. In fact, the first six months of 1997 saw an even greater narrowing of focus on large caps, as fewer and fewer companies accounted for a greater percentage of the market's overall performance.

Midway through the period, in anticipation of the continuation of this trend, the Fund sold off some smaller stocks and increased its holdings of quality large caps. The subsequent increase in average market capitalization contributed to the Fund's performance.

This report will provide you with a closer look at that performance and the portfolio manager's investment strategy and outlook for the market.

We thank you for the opportunity to help you meet your investment goals.

Respectfully,


/s/ Harold W. Cogger

Harold W. Cogger
President
August 12, 1997

Because market conditions change frequently, there can be no assurance that the trends described here will continue.

                           PORTFOLIO MANAGEMENT REPORT

Mark Stoeckle is the portfolio manager of Colonial U.S. Stock Fund and a vice president of Colonial Management Associates, Inc.

The Fund performed well over the past 12 months

For the 12 months ended June 30, 1997, the Fund's total return based on net asset value for Class A shares was 32.13%.

Large cap stocks continue to drive the market

The trend that has seen large cap stocks dominate the current bull market began in 1994-1995 and has continued through the first six months of 1997. We saw this trend continuing and began to move the Fund's assets into even larger cap securities toward the end of 1996 when we took over management of the Fund. But even we were somewhat surprised at the ability of the large caps to sustain their impressive earnings growth. Multinational, blue chip companies have several advantages that have contributed to their strong showing. First, they compete on a global scale so they are not tied only to the U.S. economy. Second, the large companies are being managed better -- reducing costs and boosting efficiency. Finally, the widespread use of technology has created additional economies and enabled the big companies to manage their businesses in a more cost effective and productive manner. We expect these factors to continue to favorably impact the bottom line of large cap companies, at least for the rest of 1997, and possibly beyond.

Select health care stocks exceeded expectations

Our modest overweighting in the health care sector helped the Fund's performance. Specifically, our three largest health care holdings, Merck, Bristol-Myers Squibb and Schering-Plough significantly outperformed the S&P 500 for the first six months of the year rising 28%, 49% and 48%, respectively. This was due, in part, to first quarter earnings that came in above expectations. We continue to be impressed with the outlook for the major pharmaceutical companies because of their ongoing development of new products and their historic ability to deliver consistent earnings.

A continued focus on growth

The Fund will continue to be managed as a large cap growth fund. We will keep the focus on quality large cap stocks, and we will be adding a fixed income component which may consist of U.S. government securities, high grade corporate securities and convertible securities. This will give us more flexibility in our investment strategy. It also adds some diversification and acts as a hedge against slowdowns in the stock market.

Cautious optimism for the rest of the year

If interest rates and inflation remain low, and wage inflation remains moderate, large cap stocks should continue to perform well. Given the beneficial impact of the global economy on large companies, we believe that the blue chip companies will continue to deliver good earnings. This may occur at a gradually reduced pace, as the U.S. economy begins to slow. The large cap market has delivered exceptional returns during the first six months of 1997 and may not be able to sustain those kinds of numbers much longer. So we're looking for some slowing in the market's rise over the second half of 1997.

Effective March 3, 1997, the Fund's name changed to Colonial U.S. Stock Fund from Colonial U.S. Fund for Growth. The Fund's primary objective was also changed to "seeks long-term growth by investing primarily in large capitalization equities" from "seeks growth exceeding the S&P 500 Index performance." These changes more accurately reflect Colonial's value-oriented management style and give the Fund's manager additional flexibility to pursue total return by slightly overweigthing portfolio holdings in those sectors offering attractive relative value.

      Colonial U.S. Stock Fund Investment Performance vs. the S&P 500 Index
                Change in Value of $10,000 from 7/1/92 - 6/30/97

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN GRAPH IN THE PRINTED MATERIAL]

                                 Class A Shares
                              Based on NAV and MOP

  DATE           NAV           MOP      S&P 500
  ----           ---           ---      -------

Feb  1, 93      10000          9425      10000
Feb 28, 93      10420          9820.85   10408
Mar 31, 93      10140          9556.95   10196
Apr 30, 93      10210          9622.925  10315
May 31, 93      10290          9698.325  10351
Jun 30, 93      10660         10047.05   10702
Jul 31, 93      10957.3       10327.25   10834
Aug 31, 93      11087.62      10450.09   10924
Sep 30, 93      11077.6       10440.64   11073
Oct 31, 93      11598.9       10931.96   11306
Nov 30, 93      11358.3       10705.2    11033
Dec 31, 93      11749.27      11073.69   11328
Jan 31, 94      11889.76      11206.1    11361
Feb 28, 94      11789.17      11111.29   11315
Mar 31, 94      12231.77      11528.44   11743
Apr 30, 94      12412.83      11699.09   11653
May 31, 94      12493.3       11774.94   11894
Jun 30, 94      12282.06      11575.84   11781
Jul 31, 94      12511.96      11792.52   11923
Aug 31, 94      12770.05      12035.77   12328
Sep 30, 94      12470.67      11753.6    11994
Oct 31, 94      12016.44      11325.49   11472
Nov 30, 94      12037.08      11344.95   11619
Dec 31, 94      12181.61      11481.17   11809
Jan 31, 95      11895.62      11211.62   11520
Feb 28, 95      12144.74      11446.42   11898
Mar 31, 95      12684.51      11955.15   12384
Apr 30, 95      12528.81      11808.4    12082
May 31, 95      12694.89      11964.93   12353
Jun 30, 95      12279.68      11573.6    11904
Jul 31, 95      12469.49      11752.49   12080
Aug 31, 95      12780.95      12046.04   12393
Sep 30, 95      13381.62      12612.17   12875
Oct 31, 95      13704.2       12916.21   13255
Nov 30, 95      14004.53      13199.27   13645
Dec 31, 95      14582.96      13744.44   14189
Jan 31, 96      14850.91      13996.99   14518
Feb 29, 96      15332.5       14450.89   14999
Mar 31, 96      15242.91      14366.44   15037
Apr 30, 96      15769.3       14862.56   15671
May 31, 96      15668.5       14767.56   15615
Jun 30, 96      16239.69      15305.91   16300
Jul 31, 96      16146.94      15218.49   16614
Aug 31, 96      16584.33      15630.73   17179
Sep 30, 96      16851.62      15882.65   17338
Oct 31, 96      16863.77      15894.11   17505
Nov 30, 96      17483.41      16478.11   17763
Dec 31, 96      17920.8       16890.35   18220
Jan 31, 97      17650.76      16635.84   18290
Feb 28, 97      16699.3       15739.09   17482
Mar 31, 97      17223.82      16233.45   17852
Apr 30, 97      17980.11      16946.25   18855
May 31, 97      18443.64      17383.13   19375
                19797.63      18659.27   20839
                19326.51      18215.23   20426
                20652.97      19465.42   21701
                20692.76      19502.93   21872
                19963.21      18815.32   20975
                21170.29      19953      22226
                22430.42      21140.67   23584
                23322.08      21981.06   24633


 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN GRAPH IN THE PRINTED MATERIAL]

                                 Class B Shares
                          Based on NAV and Maximum CDSC

   DATE          NAV              CDSC       S&P 500
   ----          ---              ----       -------

Feb 01, 93      10000             10000       10000
Feb 28, 93      10420             10420       10408
Mar 31, 93      10140             10140       10196
Apr 30, 93      10210             10210       10315
Mar 31, 93      10280             10280       10351
Jun 30, 93      10630             10630       10702
Jul 31, 93      10907.58          10907.58    10834
Aug 31, 93      11027.67          11027.67    10924
Sep 30, 93      11007.65          11007.65    11073
Oct 31, 93      11508             11508       11306
Nov 30, 93      11267.83          11267.83    11033
Dec 31, 93      11648.1           11648.1     11328
Jan 31, 94      11783.91          11783.91    11361
Feb 28, 94      11673.78          11673.78    11315
Mar 31, 94      12104.29          12104.29    11743
Apr 30, 94      12284.5           12284.5     11653
May 31, 94      12344.57          12344.57    11894
Jun 30, 94      12124.31          12124.31    11781
Jul 31, 94      12342.46          12342.46    11923
Aug 31, 94      12598.53          12598.53    12328
Sep 30, 94      12291.25          12291.25    11994
Oct 31, 94      11840.57          11840.57    11472
Nov 30, 94      11861.06          11861.06    11619
Dec 31, 94      11983.97          11983.97    11809
Jan 31, 95      11700.2           11700.2     11520
Feb 28, 95      11936.26          11936.26    11898
Mar 31, 95      12449.42          12449.42    12384
Apr 30, 95      12295.47          12295.47    12082
May 31, 95      12459.69          12459.69    12353
Jun 30, 95      12038.89          12038.89    11904
Jul 31, 95      12213.11          12213.11    12080
Aug 31, 95      12509.12          12509.12    12393
Sep 30, 95      13090.18          13090.18    12875
Oct 31, 95      13397.15          13397.15    13255
Nov 30, 95      13682.2           13682.2     13645
Dec 31, 95      14241.32          14241.32    14189
Jan 31, 96      14501             14501       14518
Feb 29, 96      14952.1           14952.1     14999
Mar 31, 96      14853.08          14853.08    15037
Apr 30, 96      15370.18          15370.18    15671
May 31, 96      15260.16          15260.16    15615
Jun 30, 96      15799.27          15799.27    16300
Jul 31, 96      15697.21          15697.21    16614
Aug 31, 96      16113.74          16113.74    17179
Sep 30, 96      16363.65          16363.65    17338
Oct 31, 96      16375.55          16375.55    17505
Nov 30, 96      16958.7           16958.7     17763
Dec 31, 96      17375.22          17375.22    18220
Jan 31, 97      17097.49          17097.49    18290
Feb 28, 97      16168.79          16168.79    17482
Mar 31, 97      16668.86          16668.86    17852
Apr 30, 97      17383.24          17383.24    18855
May 31, 97      17823.77          17823.77    19375
                19121.56          19121.56    20839
                18649.75          18649.75    20426
                19915.45          19915.45    21701
                19941.28          19941.28    21872
                19230.94          19230.94    20975
                20380.4           20380.4     22226
                21581.53          21581.53    23584
                22433.94          22233.94    24633

A $10,000 investment in Class D(4) shares made on July 1, 1994 (inception), at net asset value (NAV) would have grown to $19,178 on June 30, 1997. The same investment after deducting the applicable initial sales charge would have been valued at $18,987 on June 30, 1997. The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of a selection of widely held common stocks. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and are not professionally managed.

                          Average Annual Total Returns
                  As of June 30, 1997 (Most Recent Quarter End)
--------------------------------------------------------------------------------
                    Class A Shares       Class B Shares     Class D Shares(3)
Inception               7/1/92              7/1/92              7/1/94
                    NAV       MOP       NAV     w/CDSC       NAV    MOP w/CDSC
--------------------------------------------------------------------------------
1 year              32.13%   24.53%     31.21%   26.21%      31.24%   28.93%
--------------------------------------------------------------------------------
5 years             18.46    17.06      17.54    17.33          --       --
--------------------------------------------------------------------------------
Since inception     18.46    17.06      17.54    17.33       24.22    23.80
--------------------------------------------------------------------------------

(4) Effective July 1, 1997, Class D shares were converted to Class C shares. Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charges of 5.75% for Class A shares and 1% for Class D shares. The CDSC returns reflect the maximum charges of 5% for 1 year, 2% for 5 years and 2% since inception for Class B shares and 1% for 1 year for Class D shares.

                              INVESTMENT PORTFOLIO
                          JUNE 30, 1997 (IN THOUSANDS)

COMMON STOCKS - 93.5%                                     SHARES         VALUE
--------------------------------------------------------------------------------
AGRICULTURE, FORESTRY & FISHING  - 0.8%
  Agriculture - Crops
  RJR Nabisco Holdings Corp.                                 153       $  5,042
                                                                   -------------

 ................................................................................
FINANCE, INSURANCE & REAL ESTATE - 15.6%
  Depository Institutions - 7.1%
  BankAmerica Corp.                                          206         13,313
  Chase Manhattan Corp.                                       94          9,143
  Citicorp                                                    53          6,390
  Comerica, Inc.                                              86          5,848
  First Union Corp.                                           99          9,130
  NationsBank Corp.                                           26          1,664
                                                                   -------------
                                                                         45,488
                                                                   -------------

  Insurance Agents & Brokers - 0.7%
  Marsh & McLennan Companies, Inc.                            62          4,397
                                                                   -------------

  Insurance Carriers - 3.6%
  Cigna Corp.                                                 40          7,047
  Mercury General Corp.                                       39          2,801
  Old Republic International Corp.                           141          4,283
  Oxford Health Plans, Inc. (a)                               44          3,157
  Travelers Group, Inc.                                       91          5,764
                                                                   -------------
                                                                         23,052
                                                                   -------------

  Nondepository Credit Institutions - 3.6%
  American Express Co.                                       108          8,068
  Hartford Financial Services Group, Inc.                     73          6,074
  Student Loan Marketing Association                          68          8,585
                                                                   -------------
                                                                         22,727
                                                                   -------------

  Security Brokers & Dealers - 0.6%
  Bear Stearns Companies, Inc.                                18            608
  Donaldson, Lufkin & Jenrette, Inc.                          51          3,041
                                                                   -------------
                                                                          3,649
                                                                   -------------

 ................................................................................
MANUFACTURING - 49.9%
  Apparel - 0.6%
  VF Corp.                                                    48          4,059
                                                                   -------------

  Chemicals & Allied Products - 13.9%
  Alberto Culver Co., Class B                                112          3,135
  American Home Products Corp.                                93          7,084
  Amgen, Inc.                                                 50          2,895
  Bristol-Myers Squibb Co.                                   197         15,925
  Clorox Co.                                                  39          5,104

                       Investment Portfolio/June 30, 1997
--------------------------------------------------------------------------------
COMMON STOCKS - CONT.                                     SHARES         VALUE
--------------------------------------------------------------------------------
MANUFACTURING - CONT.
  Chemicals & Allied Products - Cont.
  Dow Chemical Co.                                            69       $  6,064
  Eli Lilly & Co.                                             45          4,919
  Johnson & Johnson                                           55          3,515
  Jones Medical Industries, Inc.                              69          3,237
  Merck & Co., Inc.                                          193         19,965
  Procter & Gamble Co.                                        32          4,416
  Rohm & Haas Company                                         31          2,819
  Schering-Plough Corp.                                      199          9,546
                                                                   -------------
                                                                         88,624
                                                                   -------------

  Electronic & Electrical Equipment - 6.6%
  Cooper Industries, Inc.                                     95          4,701
  General Electric Co.                                       203         13,258
  Intel Corp.                                                123         17,500
  Maytag Corp.                                                71          1,857
  SCI Systems, Inc. (a)                                       79          5,017
                                                                   -------------
                                                                         42,333
                                                                   -------------

  Food & Kindred Products - 3.5%
  Coca Cola Co.                                               43          2,923
  Conagra, Inc.                                               40          2,538
  Hershey Foods Corp.                                        119          6,642
  Interstate Bakeries Corp.                                   72          4,294
  Philip Morris Co., Inc.                                     77          3,412
  Sara Lee Corp.                                              67          2,806
                                                                   -------------
                                                                         22,615
                                                                   -------------

  Furniture & Fixtures - 1.1%
  Herman Miller, Inc.                                        114          4,097
  Hillenbrand Industries, Inc.                                65          3,092
                                                                   -------------
                                                                          7,189
                                                                   -------------

  Machinery & Computer Equipment - 7.4%
  Applied Materials, Inc. (a)                                 56          3,958
  Caterpillar, Inc.                                           59          6,314
  Compaq Computer Corp. (a)                                   50          4,923
  Cooper Cameron Corp. (a)                                    79          3,712
  Dell Computer Corp. (a)                                     75          8,768
  Ingersoll Rand Co.                                          61          3,754
  Storage Technology Corp. (a)                                24          1,068
  Sun Microsystems, Inc. (a)                                 224          8,352
  Western Digital Corp. (a)                                  210          6,654
                                                                   -------------
                                                                         47,503
                                                                   -------------

  Measuring & Analyzing Instruments - 2.8%
  Eastman Kodak Co.                                           65          4,989
  Honeywell, Inc.                                             50          3,786

                       Investment Portfolio/June 30, 1997
--------------------------------------------------------------------------------

  Raytheon Co.                                                93       $  4,760
  Tektronix, Inc.                                             73          4,368
                                                                   -------------
                                                                         17,903
                                                                   -------------

  Miscellaneous Manufacturing - 0.6%
  Callaway Golf Co.                                          112          3,990
                                                                   -------------

  Paper Products - 1.2%
  Avery Dennison Corp.                                       100          3,996
  Fort Howard Corp. (a)                                       74          3,747
                                                                   -------------
                                                                          7,743
                                                                   -------------

  Petroleum Refining - 6.1%
  Amerada Hess Corp.                                          67          3,734
  Chevron Corp.                                               22          1,656
  Exxon Corp.                                                156          9,569
  Mobil Corp.                                                128          8,958
  Texaco, Inc.                                                67          7,275
  USX-Marathon Group                                         272          7,860
                                                                   -------------
                                                                         39,052
                                                                   -------------

  Primary Metal - 0.5%
  USX-US Steel Group                                          82          2,886
                                                                   -------------

  Printing & Publishing - 0.8%
  American Greetings Corp., Class A                           47          1,749
  Tribune Co.                                                 74          3,557
                                                                   -------------
                                                                          5,306
                                                                   -------------

  Rubber & Plastic - 0.8%
  Goodyear Tire & Rubber Co.                                  80          5,090
                                                                   -------------

  Stone, Clay, Glass & Concrete - 0.3%
  USG Corp. (a)                                               44          1,621
                                                                   -------------

  Transportation Equipment - 3.7%
  Chrysler Corp.                                             160          5,273
  McDonnell Douglas Corp.                                     75          5,124
  Northrop Grumman Corp.                                      39          3,442
  Textron, Inc.                                               56          3,730
  United Technologies Corp.                                   75          6,250
                                                                   -------------
                                                                         23,819
                                                                   -------------

 ................................................................................
MINING & ENERGY - 1.2%
  Crude Petroleum & Natural Gas - 0.8%
  Apache Corp.                                               150          4,878
                                                                   -------------

  Nonmetallic, Except Fuels - 0.4%
  Vulcan Materials Co.                                        32          2,496
                                                                   -------------

                       Investment Portfolio/June 30, 1997
--------------------------------------------------------------------------------
COMMON STOCKS - CONT.                                     SHARES         VALUE
--------------------------------------------------------------------------------
RETAIL TRADE - 7.1%
  Apparel & Accessory Stores - 2.3%
  GAP, Inc.                                                   44       $  1,710
  TJX Companies, Inc.                                        300          7,923
  Woolworth Corp.                                            198          4,740
                                                                   -------------
                                                                         14,373
                                                                   -------------

  Building, Hardware & Garden Supplies  - 0.8%
  Lowes Companies, Inc.                                      135          5,016
                                                                   -------------

  Food Stores - 0.8%
  Safeway, Inc. (a)                                          112          5,165
                                                                   -------------

  General Merchandise Stores - 3.0%
  Dayton Hudson Corp.                                        159          8,461
  Federated Department Stores, Inc. (a)                      163          5,671
  Sears, Roebuck & Co.                                        98          5,289
                                                                   -------------
                                                                         19,421
                                                                   -------------

  Home Furnishings & Equipment - 0.2%
  CompUSA, Inc. (a)                                           59          1,273
                                                                   -------------

 ................................................................................
SERVICES - 6.1%
  Computer Related Services - 1.7%
  BMC Software, Inc. (a)                                      59          3,282
  Cadence Design Systems, Inc. (a)                            68          2,278
  Computer Associates International, Inc.                     91          5,070
                                                                   -------------
                                                                         10,630
                                                                   -------------

  Computer Software - 1.4%
  Microsoft Corp. (a)                                         70          8,846
                                                                   -------------

  Health Services - 0.8%
  Tenet Healthcare Corp. (a)                                 167          4,940
                                                                   -------------

  Hotels, Camps & Lodging - 1.7%
  HFS, Inc. (a)                                              132          7,656
  MGM Grand, Inc. (a)                                         89          3,297
                                                                   -------------
                                                                         10,953
                                                                   -------------

  Personal Services - 0.5%
  Service Corporation International                           89          2,919
                                                                   -------------

 ................................................................................
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY  SERVICES - 12.3%
  Air Transportation - 0.4%
  AMR Corp. (a)                                               30          2,775
                                                                   -------------

                       Investment Portfolio/June 30, 1997
--------------------------------------------------------------------------------

  Communications - 7.2%
  AT&T Corp.                                                  32       $  1,108
  Ameritech Corp.                                            170         11,529
  BellSouth Corp.                                             55          2,537
  Century Telephone Enterprises, Inc.                        102          3,429
  Compuware Corp. (a)                                        221         10,572
  GTE Corp.                                                   97          4,234
  Lucent Technologies, Inc..                                  35          2,525
  NYNEX Corp.                                                 40          2,288
  SBC Communications, Inc.                                   129          7,952
                                                                   -------------
                                                                         46,174
                                                                   -------------

  Electric, Gas & Sanitary Services - 0.3%
  Enova Corp.                                                 86          2,072
                                                                   -------------

  Electric Services - 3.9%
  Central & South West Corp.                                 165          3,508
  Consolidated Edison Co. of New York                         22            648
  Entergy Corp.                                               76          2,072
  GPU, Inc.                                                  229          8,212
  Long Island Lighting Co.                                   257          5,911
  MidAmerican Energy Holdings Co.                             88          1,520
  Ohio Edison Co.                                             81          1,771
  Public Service Enterprise Group, Inc.                       55          1,362
                                                                   -------------
                                                                         25,004
                                                                   -------------

  Gas Services - 0.5%
  Williams Companies, Inc.                                    78          3,419
                                                                   -------------

 ................................................................................
WHOLESALE TRADE - 0.5%
  Nondurable Goods
  Richfood Holdings, Inc.                                    123          3,241
                                                                   -------------

TOTAL COMMON STOCKS (cost of $424,028) (b)                              597,683
                                                                   -------------

SHORT-TERM DISCOUNT OBLIGATION - 7.9%                       PAR
--------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp.
    6.000%   (c)   07/01/97                              $50,545         50,536
                                                                   -------------

OTHER ASSETS & LIABILITIES, NET - (1.4)%                                 (9,316)
--------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                    $638,903
                                                                   -------------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
  (a) Non-incoming producing.
  (b) Cost for federal income tax purposes is approximately the same.
  (c) Rate represents yield at date of purchase.

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                  JUNE 30, 1997

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $424,028)                                           $597,683
Short-term obligations                                                           50,536
                                                                              ----------
                                                                                648,219
Receivable for:
  Investments sold                                               $  7,722
  Fund shares sold                                                    868
  Dividends                                                           848
Other                                                                  15         9,453
                                                                ----------    ----------
    Total Assets                                                                657,672

LIABILITIES
Payable for:
  Investments purchased                                            17,798
  Fund shares repurchased                                             885
  Distributions                                                        42
Accrued:
    Deferred Trustees fees                                              5
Other                                                                  39
                                                                ----------
    Total Liabilities                                                            18,769
                                                                               ---------
NET ASSETS                                                                     $638,903
                                                                               ========
Net asset value & redemption price per share - Class A
($215,680/12,288)                                                              $  17.55
                                                                               ========
Maximum offering price per share - Class A
($17.55/0.9425)                                                                $  18.62(a)
                                                                               ========
Net asset value & offering price per share - Class B
($411,670/23,705)                                                              $  17.37(b)
                                                                               ========
Net asset value & redemption price per share - Class D
($11,553/663)                                                                  $  17.44(b)
                                                                               ========
Maximum offering price per share - Class D
($17.44/0.9900)                                                                $  17.62
                                                                               ========
COMPOSITION OF NET ASSETS
Capital paid in                                                                $434,159
Overdistributed net investment income                                              (130)
Accumulated net realized gains                                                   31,219
Net unrealized appreciation                                                     173,655
                                                                               --------
                                                                               $638,903
                                                                               ========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1997

(in thousands)

INVESTMENT INCOME
Dividends                                                                        $  9,890
Interest                                                                            1,280
                                                                                ----------
                                                                                   11,170

EXPENSES
Management fee                                                      $  4,271
Service fee                                                            1,343
Distribution fee - Class B                                             2,564
Distribution fee - Class D                                                72
Transfer agent                                                         1,620
Bookkeeping fee                                                          196
Trustees fee                                                              33
Custodian fee                                                             29
Audit fee                                                                 31
Legal fee                                                                  8
Registration fee                                                         113
Reports to shareholders                                                   21
Amortization of deferred
    organization expense                                                  18
Other                                                                     22       10,341
                                                                   ----------   ----------
       Net Investment Income                                                          829
                                                                                ----------

NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS
Net realized gain                                                                  51,644
Net unrealized appreciation                                                        98,331
                                                                                ----------
       Net Gain                                                                   149,975
                                                                                ----------

Net Increase in Net Assets from Operations                                       $150,804
                                                                                ==========

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended
(in thousands)                                                                June 30
                                                                   -------------------------------
INCREASE (DECREASE) IN NET ASSETS                                      1997             1996
Operations:
Net investment income                                                   $    829         $  1,615
Net realized gain                                                         51,644           40,109
Net unrealized appreciation                                               98,331           27,088
                                                                   --------------   --------------
    Net Increase from Operations                                         150,804           68,812
Distributions:
From net investment income - Class A                                        (829)          (1,271)
In excess of net investment income - Class A                                (133)               -
From net realized gains - Class A                                        (14,099)         (10,933)
From net investment income - Class B                                           -             (325)
From net realized gains - Class B                                        (26,520)         (19,657)
From net investment income - Class D                                           -              (13)
From net realized gains - Class D                                           (730)            (409)
                                                                   --------------   --------------
                                                                         108,493           36,204
                                                                   --------------   --------------
Fund Share Transactions:
Receipts for shares sold - Class A                                        53,358           44,237
Value of distributions reinvested - Class A                               14,112           11,527
Cost of shares repurchased - Class A                                     (57,688)         (24,333)
                                                                   --------------   --------------
                                                                           9,782           31,431
                                                                   --------------   --------------

Receipts for shares sold - Class B                                        80,246           81,529
Value of distributions reinvested - Class B                               25,068           18,826
Cost of shares repurchased - Class B                                     (69,516)         (34,620)
                                                                   --------------   --------------
                                                                          35,798           65,735
                                                                   --------------   --------------

Receipts for shares sold - Class D                                         8,192            5,591
Value of distributions reinvested - Class D                                  689              409
Cost of shares repurchased - Class D                                      (7,781)          (1,040)
                                                                   --------------   --------------
                                                                           1,100            4,960
                                                                   --------------   --------------
    Net Increase from Fund Share
      Transactions                                                        46,680          102,126
                                                                   --------------   --------------
        Total Increase                                                   155,173          138,330
NET ASSETS
Beginning of period                                                      483,730          345,400
                                                                   --------------   --------------
End of period (net of overdistributed
  net investment income of $130 and
  $3, respectively)                                                     $638,903         $483,730
                                                                   ==============   ==============

Continued on next page.

See notes to financial statements.

                               STATEMENT OF CHANGES IN NET ASSETS
                                           (continued)

                                                                              Year ended
                                                                                June 30
                                                                   -------------------------------
NUMBER OF FUND SHARES                                                  1997             1996
Sold - Class A                                                             3,447            3,189
Issued for distributions reinvested - Class A                                945              851
Repurchased - Class A                                                     (3,757)          (1,750)
                                                                   --------------   --------------
                                                                             635            2,290
                                                                   --------------   --------------

Sold - Class B                                                             5,207            5,910
Issued for distributions reinvested - Class B                              1,724            1,403
Repurchased - Class B                                                     (4,589)          (2,509)
                                                                   --------------   --------------
                                                                           2,342            4,804
                                                                   --------------   --------------

Sold - Class D                                                               534              403
Issued for distributions reinvested - Class D                                 47               30
Repurchased - Class D                                                       (505)             (75)
                                                                   --------------   --------------
                                                                              76              358
                                                                   --------------   --------------

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1997

NOTE 1.  ACCOUNTING POLICIES
 ................................................................................
Organization: Colonial U.S. Stock Fund (the Fund), formerly Colonial U.S. Fund for Growth, a series of Colonial Trust VI, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in large capitalization equities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class D. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class D shares are subject to a reduced front-end sales charge, a contingent deferred sales charge on redemptions made within one year after purchase, and a continuing distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class B and Class D distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

                   Notes to Financial Statements/June 30, 1997
--------------------------------------------------------------------------------

Per share data was calculated using average shares outstanding during the period. In addition, Class B and Class D net investment income per share data reflects the distribution fee per share applicable to Class B and Class D shares only.

Class B and Class D ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class D shares only.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Deferred organization expenses: The Fund incurred expenses of $90,095 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and were amortized on a straight-line basis over five years.

Other: Corporate actions are recorded on the ex-date. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................
Management fee: Colonial Managment Associates, Inc. (the Adviser) provides the Fund with investment management, accounting and other services for a monthly fee equal to 0.80% annually of the Fund's

                   Notes to Financial Statements/June 30, 1997
--------------------------------------------------------------------------------
NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
 ................................................................................
average net assets. Through December 31 1996, State Street Bank and Trust
Company furnished the Fund with investment management pursuant to a sub-advisory agreement with the Adviser, and received from the Adviser an effective rate of 0.40% annually of the Fund's average net assets for the six months ended
December 31, 1996.

Bookkeeping fee: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

Transfer agent: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Underwriting discounts, service and distribution fees: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended June 30, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $80,358 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $654,601 and $5,365 on Class B and Class D share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares and Class D shares, only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of the service fees, distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 1.25% annually of the Fund's average net assets.

For the year ended June 30, 1997, the Fund's operating expenses did not exceed the 1.25% expense limit.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

                   Notes to Financial Statements/June 30, 1997
--------------------------------------------------------------------------------
NOTE 3.  PORTFOLIO INFORMATION
 ................................................................................
Investment activity: During the year ended June 30, 1997, purchases and sales of investments, other than short-term obligations were $422,783,453 and $449,307,374, respectively.

Unrealized appreciation (depreciation) at June 30, 1997 based on cost of investments for federal income tax purposes was approximately:

     Gross unrealized appreciation                            $  177,282,000
     Gross unrealized depreciation                                (3,627,000)
                                                              ----------------
       Net unrealized appreciation                            $  173,655,000
                                                              ================

Other: The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  LINE OF CREDIT
 ................................................................................
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended June 30, 1997.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                           Year ended June 30
                                                -----------------------------------------
                                                                  1997
                                                 Class A         Class B         Class D
                                                ---------       ---------       ---------
Net asset value -
  Beginning of period                           $  14.470       $  14.360       $  14.410
                                                ---------       ---------       ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (loss) (a)                                 0.099          (0.015)         (0.015)
Net realized and
unrealized gain (a)                                 4.314           4.275           4.295
                                                ---------       ---------       ---------
   Total from Investment
      Operations                                    4.413           4.260           4.280
                                                ---------       ---------       ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.072)             --              --
In excess of net investment income                 (0.011)             --              --
From net realized
  gains                                            (1.250)         (1.250)         (1.250)
                                                ---------       ---------       ---------
 Total Distributions
  Declared to
  Shareholders                                     (1.333)         (1.250)         (1.250)
                                                ---------       ---------       ---------
Net asset value -
   End of period                                $  17.550       $  17.370       $  17.440
                                                =========       =========       =========
Total return (c)                                    32.13%          31.21%          31.24%
                                                =========       =========       =========

RATIOS TO AVERAGE NET ASSETS
Expenses                                             1.45%(d)        2.20%(d)        2.20%(d)
Net investment income                                0.65%(d)      (0.10)%(d)      (0.10)%(d)
Portfolio turnover                                     83%             83%             83%
Average commission rate (e)                     $  0.0370       $  0.0370       $  0.0370
Net assets at end
of period (000)                                 $ 215,680       $ 411,670       $  11,553

(a) Per share data was calculated using average shares outstanding during the Period.
(b) Class D shares were initially offered on July 1, 1994. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                          FINANCIAL HIGHLIGHTS - CONT.

                                                                          Year ended June 30
                                              --------------------------------------------------------------------------
                                                              1996                                   1995
                                               Class A      Class B      Class D      Class A      Class B     Class D(b)
                                              ---------    ---------    ---------    ---------    ---------    ---------
Net asset value -
  Beginning of period                         $  13.260    $  13.180    $  13.240    $  11.460    $  11.400    $  11.460
                                              ---------    ---------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (loss) (a)                               0.121        0.017        0.016        0.165        0.075        0.074
Net realized and
unrealized gain (a)                               2.292        2.265        2.268        2.530        2.513        2.534
                                              ---------    ---------    ---------    ---------    ---------    ---------
   Total from Investment
      Operations                                  2.413        2.282        2.284        2.695        2.588        2.608
                                              ---------    ---------    ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                       (0.118)      (0.017)      (0.029)      (0.160)      (0.073)      (0.093)
In excess of net investment income                   --           --           --           --           --           --
From net realized
  gains                                          (1.085)      (1.085)      (1.085)      (0.735)      (0.735)      (0.735)
                                              ---------    ---------    ---------    ---------    ---------    ---------
 Total Distributions
  Declared to
  Shareholders                                   (1.203)      (1.102)      (1.114)      (0.895)      (0.808)      (0.828)
                                              ---------    ---------    ---------    ---------    ---------    ---------
Net asset value -
   End of period                              $  14.470    $  14.360    $  14.410    $  13.260    $  13.180    $  13.240
                                              ---------    ---------    ---------    ---------    ---------    ---------
Total return (c)                                  18.85%       17.91%       17.84%       24.84%       23.94%       24.01%
                                              ---------    ---------    ---------    ---------    ---------    ---------

RATIOS TO AVERAGE NET ASSETS
Expenses                                           1.45%(d)     2.20%(d)     2.20%(d)     1.46%        2.21%        2.21%
Net investment income                              0.87%(d)     0.12%(d)     0.12%(d)     1.37%        0.62%        0.62%
Portfolio turnover                                   89%          89%          89%          84%          84%          84%
Average commission rate (e)                   $  0.0461    $  0.0461    $  0.0461           --           --           --
Net assets at end
of period (000)                               $ 168,554    $ 306,718    $   8,458    $ 124,171    $ 218,201    $   3,028

                          FINANCIAL HIGHLIGHTS - CONT.

                                                                  Year ended June 30
                                              ----------------------------------------------------------
                                                        1994                            1993(b)
                                               Class A         Class B        Class A           Class B
                                              ---------      ---------       ---------         ---------
Net asset value -
  Beginning of period                         $  11.820      $  11.770       $  10.000         $  10.000
                                              ---------      ---------       ---------         ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income(a)                                       0.142          0.053           0.103(c)          0.020(c)
Net realized and
unrealized gain (loss)(a)                        (0.119)        (0.122)          1.784             1.763
                                              ---------      ---------       ---------         ---------
   Total from Investment
      Operations                                  0.023         (0.069)          1.887             1.783
                                              ---------      ---------       ---------         ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                                         (0.138)        (0.056)         (0.067)           (0.013)
From net realized
  gains                                          (0.245)        (0.245)             --                --
                                              ---------      ---------       ---------         ---------
 Total Distributions
  Declared to
  Shareholders                                   (0.383)        (0.301)         (0.067)           (0.013)
                                              ---------      ---------       ---------         ---------
Net asset value -
   End of period                              $  11.460      $  11.400       $  11.820         $  11.770
                                              =========      =========       =========         =========
Total return(d)                                    0.05%         (0.71)%         18.90%(e)         17.84%(e)
                                              =========      =========       =========         =========
RATIOS TO AVERAGE NET ASSETS
Expenses                                           1.49%          2.24%           1.50%             2.25%
Fees waived by the
  adviser                                            --             --            0.01%             0.01%
Net investment
  income                                           1.19%          0.44%           0.93%             0.18%
Portfolio turnover                                  117%           117%             98%               98%
Net assets at end
of period (000)                               $  97,180      $ 150,121       $  44,009         $  89,737

(a) Per share data was calculated using average shares outstanding during the period.
(b) The Fund commenced investment operations on July 1, 1992.
(c) Net of fees and expenses waived or borne by the Adviser which amounted to $0.001 and $0.001, respectively.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

                        REPORT OF INDEPENDENT ACCOUNTANTS

          T0 THE TRUSTEES OF COLONIAL TRUST VI AND THE SHAREHOLDERS OF
                             COLONIAL U.S STOCK FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial U.S. Stock Fund, formerly Colonial U.S. Fund for Growth, (the "Fund") (a series of Colonial Trust VI) at June 30, 1997, the results of its operations, the changes in its its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at June 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
August 12, 1997

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

Affordable Additional Investments: Add to your account with as little as $50 on most funds; $25 for an IRA account.

Free Exchanges(1): Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail.

Easy Access to Your Money(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

One-Year Reinstatement Privilege: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

Fundamatic: Make periodic investments as low as $50 from your checking account to your Colonial account.

Systematic Withdrawal Plan (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the payable date will be the previous business day. Dividends and capital gains must be reinvested.

Automated Dollar Cost Averaging: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

Colonial Retirement Plans: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or Class C shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL

BY TELEPHONE

Colonial Customer Connection - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information ...... press  1

For account information ....................................... press  2

To speak to a Colonial representative ......................... press  3

For yield and total return information ........................ press  4

For duplicate statements or new supply of checks .............. press  5

To order duplicate tax forms and year-end statements .......... press  6
(February through May)

To review your options at any time during your call ........... press  *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

Colonial Telephone Transaction Department - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

Literature - 1-800-426-3750

To request literature on any Colonial fund, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

By Mail

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your Colonial account:

Transaction Confirmations: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

Quarterly Statements: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

Colonial Shareholder News: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

Tax Forms and Year-End Tax Guide: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

Average Cost Basis Statements: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial U.S. Stock Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial U.S. Stock Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial U.S. Stock Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[LOGO]  COLONIAL
        Mutual Funds

        Mutual Funds for
        Planned Portfolios

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                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

            Colonial Investment Services, Inc., Distributor (C) 1997
                      A Liberty Financial Company (NYSE: L)

      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            SF-02/834D-0697 M (8/97)

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